UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 15, 2021

Enjoy Technology, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39800	98-1566891
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3240 Hillview Ave Palo Alto, California		94304
(Address of principal executive offices)		(Zip Code)

(888) 463-6569

(Registrant’s telephone number, including area code)

Marquee Raine Acquisition Corp.

65 East 55th Street, 24th Floor

New York, NY 10022

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	ENJY	The Nasdaq Stock Market LLC
Warrants to purchase common stock	ENJYW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

INTRODUCTORY NOTE

On October 21, 2021, Enjoy Technology, Inc., a Delaware corporation (the “New Enjoy” or the “Company”) (f/k/a Marquee Raine Acquisition Corp. (“MRAC”)), filed a Current Report on Form 8-K (the “Original Report”) to report the Closing and related matters under Items 1.01, 2.01, 3.02, 3.03, 4.01, 5.01, 8.01 and 9.01 of Form 8-K. Due to the large number of events to be reported under the specified items of Form 8-K, this Form 8-K is being filed to supplement the Original Report to include additional matters related to the Business Combination under Items 5.02, 5.03, 5.05, 5.06, 5.07, 7.01 and 9.01 of Form 8-K.

Capitalized terms used herein by not defined herein have the meanings given to such terms in the Original Report.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Executive Officers and Directors

Upon the consummation of the Business Combination, and in accordance with the terms of the Merger Agreement, each executive officer of MRAC ceased serving in such capacities, and Brandon Gardner, Thomas Freston, Matthew Maloney and Assia Graziolo-Venier ceased serving on MRAC’s board of directors.

Ron Johnson, Jonathan Mariner, Gideon Yu, Fred Harman, Denise Young Smith, Salaam Coleman Smith, Thomas Ricketts and Brett Varsov were appointed as directors of New Enjoy, to serve until the end of their respective terms and until their successors are elected and qualified. Gideon Yu, Fred Harman and Denise Young Smith were appointed to serve on New Enjoy’s audit committee with Gideon Yu serving as the chair and qualifying as an audit committee financial expert, as such term is defined in Item 407(d)(5) of Regulation S-K.

Ron Johnson was appointed as New Enjoy’s Chief Executive Officer, Fareed Khan was appointed as New Enjoy’s Chief Financial Officer, Jonathan Mariner was appointed as New Enjoy’s Chief Administrative and People Officer and Tiffany Meriweather was appointed as New Enjoy’s Chief Legal Officer and Corporate Secretary.

Reference is also made to the disclosure described in the Proxy Statement/Prospectus in the section titled “Director Election Proposal” beginning on page 144 and “Management of New Enjoy Following the Business Combination” beginning on page 248 for biographical information about each of the directors and officers, following the Business Combination, which is incorporated herein by reference. The biographical information about Ms. Meriweather is set forth below:

Ms. Meriweather, 38, has served as our Chief Legal Officer since April 2021. Prior to joining Enjoy, Ms. Meriweather served in the roles of Senior Vice President, Legal and Assistant Secretary and Vice President, Legal and Assistant Secretary of Clear Channel Outdoor Holdings, Inc. from September 2019 to April 2021. She previously served as Vice President, Corporate and Securities Counsel at CBS Corporation from October 2018 to September 2019, and as Assistant General Counsel, Affiliate Relations from January 2017 to October 2018. From October 2008 to January 2017, Ms. Meriweather served as a senior corporate attorney at Skadden, Arps, Slate, Meagher & Flom LLP. Ms. Meriweather holds a B.A. from Emory University and a J.D. from Columbia Law School.

Compensatory Arrangements for Directors

In connection with the Closing, New Enjoy’s board of directors approved a compensation program for New Enjoy’s non-employee directors who are determined not to be affiliated with New Enjoy and MRAC (the “NED Compensation Policy”). Pursuant to the terms of the NED Compensation Policy, non-employee directors are eligible to receive fixed annual cash retainer fees as well as long-term equity compensation awards for their service on New Enjoy’s board of directors. Additional fixed annual cash retainer fees are paid to non-employee directors for chairperson service and lead independent director service. A copy of the NED Compensation Policy is included as Exhibit 10.16 to this Report and is incorporated herein by reference.

Compensatory Arrangements for Executive Officers

Other than the following description of Ron Johnson’s offer letter which updates and supersedes the description contained therein, the section entitled “Executive Compensation” beginning on page 254 of the Proxy Statement/Prospectus, is incorporated herein by reference.

Ron Johnson

In October 2021, New Enjoy entered into a continued employment offer letter with Ron Johnson which replaced his prior offer letter (the “Johnson Continuing Letter”). Under the Johnson Continuing Letter, Mr. Johnson’s employment is at-will and may be terminated by either party at any time, with or without cause or advance notice. The Johnson Continuing Letter provides for an initial annual base salary of $58,240 per year, less applicable payroll deductions and withholdings. Effective January 1, 2022, Mr. Johnson’s base salary will be increased to $62,400 per year, less applicable deductions and withholdings. Should New Enjoy adopt a written bonus plan applicable to executives, Mr. Johnson will be eligible to participate in such plan pursuant to its terms. Mr. Johnson was not offered any new equity awards in connection with the Johnson Continuing Letter.

The Johnson Continuing Letter also provides for severance and other benefits in the event Mr. Johnson’s employment is terminated without Cause (other than as a result of death or disability) or he resigns for Good Reason (as such terms are defined in the Johnson Continuing Letter), (a “Qualifying Termination”). If Mr. Johnson incurs a Qualifying Termination, he is entitled to severance benefits equal to twelve months of his then-current base salary and twelve months of company-paid health care coverage. In the event that New Enjoy adopts a formal severance plan in which Mr. Johnson is eligible to participate, he will only be eligible to receive the more beneficial of the severance terms of said severance plan or the severance provisions provided in the Johnson Continuing Letter. If Mr. Johnson incurs a Qualifying Termination within twelve months following the closing of a Change of Control (as defined in the Johnson Continuing Letter), then in addition to the benefits described above in this paragraph, Mr. Johnson is entitled to receive 100% vesting acceleration on all outstanding options and restricted stock units granted under the 2014 Enjoy Equity Incentive Plan.

Payment of all severance and vesting acceleration is contingent upon signing a release of claims and other customary provisions. Mr. Johnson’s salary and other compensation is subject to review and adjustment by New Enjoy’s board of directors in its sole discretion and he is also eligible to participate in benefit plans and arrangements made available to executive level employees.

In addition, in connection with Closing, the Company entered into offer letters with Jonathan Mariner, as Chief Administrative and People Officer, Fareed Khan, as Chief Financial Officer, and Tiffany Meriweather, as Chief Legal Officer and Corporate Secretary.

The foregoing description of the compensation of the Company’s executive officers is qualified in its entirety by the full text of the employment-related agreements of Messrs. Johnson, Khan, Mariner and Ms. Meriweather, copies of which are attached hereto as Exhibit 10.7, Exhibit 10.9, Exhibit 10.8, and Exhibit 10.10, respectively, incorporated herein by reference.

2021 Equity Incentive Plan

At the Special Meeting, the MRAC shareholders considered and approved the 2021 Equity Incentive Plan (the “Equity Incentive Plan”). The Equity Incentive Plan was previously approved, subject to shareholder approval, by MRAC’s board of directors on September 21, 2021. The Equity Incentive Plan became effective upon the closing of the Business Combination.

The aggregate number of shares of New Enjoy Common Stock available for issuance under the Equity Incentive Plan will not exceed 11,282,583 shares (equal to 8% of the shares of fully-diluted New Enjoy Common Stock as of immediately after the Closing). In addition, the number of shares of New Enjoy Common Stock will automatically increase on the first day of each calendar year beginning January 1, 2022 and ending on and including January 1, 2031 equal to the lesser of (a) a number equal to the excess (if any) of (i) five percent (5%) of the aggregate number of shares of New Enjoy common stock outstanding on the final day of the immediately preceding calendar year over (ii) the number of shares of New Enjoy common stock then reserved for issuance under the Equity Incentive Plan as of such date and (b) such smaller number of shares of New Enjoy common stock as is determined by our board. The maximum number of shares of New Enjoy Common Stock may be issued pursuant to the exercise of ISOs granted under the Equity Incentive Plan is 33,847,749 shares.

A summary of the terms of the Equity Incentive Plan is set forth in the Proxy Statement/Prospectus in the section titled “Incentive Award Plan Proposal” beginning on page 149 of the Proxy Statement/Prospectus, which is incorporated herein by reference. Such summary and the foregoing description are qualified in their entirety by reference to the text of the Equity Incentive Plan, a copy of which is attached hereto as Exhibit 10.12 and incorporated herein by reference.

2021 Employee Stock Purchase Plan

At the Special Meeting, the MRAC shareholders considered and approved the 2021 Employee Stock Purchase Plan (the “ESPP”). The ESPP was previously approved, subject to shareholder approval, by MRAC’s board of directors on September 21, 2021. The ESPP became effective upon the closing.

A summary of the terms of the ESPP is set forth in the Proxy Statement/Prospectus in the section titled “ESPP Proposal” beginning on page 157 of the Proxy Statement/Prospectus, which is incorporated herein by reference. Such summary and the foregoing description are qualified in their entirety by reference to the text of the ESPP, a copy of which is attached hereto as Exhibit 10.13 and incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Immediately prior to the consummation of the Business Combination, New Enjoy filed an Certificate of Incorporation with the Secretary of State of the State of Delaware. The material terms of the Certificate of Incorporation and the Bylaws that took effect upon the filing of the Certificate of Incorporation with the Secretary of State of the State of Delaware are discussed in the Proxy Statement/Prospectus in the sections titled “Domestication Proposal” beginning on page 135 and “Organizational Documents Proposal” beginning on page 138, which are incorporated by reference herein.

Item 5.05. Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

In connection with the Business Combination, on October 15, 2021, New Enjoy’s board of directors approved and adopted the Amended and Restated Code of Business Conduct and Ethics (the “Code of Ethics”) applicable to all employees, officers and directors of New Enjoy. A copy of the Code of Ethics can be found in the Investor section of New Enjoy’s website at www.enjoy.com.

Item 5.06. Change in Shell Company Status.

As a result of the Business Combination, MRAC ceased being a shell company. Reference is made to the disclosure in the Proxy Statement/Prospectus in the section titled “Domestication Proposal” beginning on page 135, which is incorporated herein by reference. Further, the information set forth in the Introductory Note and under Item 2.01 of this Report is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On October 15, 2021, New Enjoy issued a press release announcing the Closing. A copy of the press release is filed hereto as Exhibit 99.2 and incorporated herein by reference.

On October 18, 2021, New Enjoy issued a press release announcing the commencement of trading of New Enjoy Common Stock and New Enjoy Warrants on Nasdaq. A copy of the press release is filed hereto as Exhibit 99.3 and incorporated herein by reference.

The information in this Item 7.01, including Exhibits 99.2 and 99.3, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the registrant under the Exchange Act, regardless of any general incorporation language in such filings. This Report will not be deemed an admission as to the materiality of any information contained in this Item 7.01, including Exhibits 99.2 and 99.3.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

		Incorporated by References
Exhibit Number	Description	Schedule/Form	File No.	Exhibit	Filing Date

2.1	Agreement and Plan of Merger, dated as of April 28, 2021, by and among Marquee Raine Acquisition Corp., MRAC Merger Sub Corp. and Enjoy Technology Inc.	S-4/A	333-256147	2.1	September 14, 2021

2.2	First Amendment to Agreement and Plan of Merger, dated as of July 23, 2021, by and among Marquee Raine Acquisition Corp., MRAC Merger Sub Corp. and Enjoy Technology Inc.	S-4/A	333-256147	2.2	September 14, 2021

2.3	Second Amendment to Agreement and Plan of Merger, dated as of September 13, 2021, by and among Marquee Raine Acquisition Corp., MRAC Merger Sub Corp. and Enjoy Technology Inc.	S-4/A	333-256147	2.3	September 14, 2021

		Incorporated by References
Exhibit Number	Description	Schedule/Form	File No.	Exhibit	Filing Date

3.1*	Certificate of Incorporation of New Enjoy.

3.2*	Bylaws of New Enjoy.

4.1	Specimen Warrant Certificate.	S-1	333-250997	4.3	November 27, 2020

4.2	Specimen Common Stock Certificate of New Enjoy.	S-4/A	333-256147	4.5	September 14, 2021

10.1	Form of Subscription Agreement	S-4/A	333-256147	10.1	September 14, 2021

10.2	Form of Backstop Agreement.	S-4/A	333-256147	10.13	September 14, 2021

10.3*	Equity Fee Agreement.

10.4	Amended and Restated Registration Rights Agreement, dated October 15, 2021, by and among New Enjoy, Marquee Raine Acquisition Sponsor LP, certain former stockholders of Enjoy and the other parties set forth on the signature pages thereto.	S-4/A	333-256147	10.2	September 14, 2021

10.5*	Form of Indemnification Agreement.

10.6*+	Non-Employee Director Compensation Policy.

10.7*+	Johnson Continuing Letter, dated October 20, 2021, by and between New Enjoy and Ron Johnson.

10.8*+	Offer Letter, dated October 20, 2021, by and between New Enjoy and Jonathan Mariner.

Incorporated by References
Exhibit Number	Description	Schedule/Form	File No.	Exhibit	Filing Date

10.9*+	Offer Letter, dated October 20, 2021, by and between New Enjoy and Fareed Khan.

10.10*+	Offer Letter, dated October 20, 2021, by and between New Enjoy and Tiffany Meriweather.

10.12+	Form of New Enjoy 2021 Incentive Award Plan.	S-4/A	333-256147	10.11	September 14, 2021

10.13+	Form of New Enjoy 2021 Employee Stock Purchase Plan.	S-4/A	333-256147	10.12	September 14, 2021

16.1*	Letter from WithumSmith+Brown, PC, dated October 15, 2021

99.1*	Unaudited pro forma condensed combined financial information of New Enjoy as of June 30, 2021 and for the year ended December 31, 2020 and the six months ended June 30, 2021.

99.2**	Press release, dated October 15, 2021.

99.3**	Press release, dated October 18, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

*	Filed herewith.
**	Furnished herewith.

†

Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Registrant agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

+	Indicates a management contract or compensatory plan, contract or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENJOY TECHNOLOGY, INC.
Dated: October 21, 2021

	By:	/s/ Fareed Khan
Fareed Khan
Chief Financial Officer